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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 31, 2002

                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  California
                 (State or Other Jurisdiction of Incorporation)

          333-63805                                 33-0459135
    (Commission File Number)            (I.R.S. Employer Identification No.)

  16355 Laguna Canyon Road, Irvine, California               92618
    (Address of Principal Executive Offices)               (Zip Code)

                                 (949) 753-6800
              (Registrant's Telephone Number, Including Area Code)



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Item 5.  Other Events.
         None

Item 7.  Financial Statements and Exhibits.
         (c)  Exhibits.

Exhibit
  No.          Document Description

20.34 Monthly Servicing Report for the May 2002 collection period for CPS Auto Receivables Trust 1998-4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CONSUMER PORTFOLIO SERVICES, INC.
                          (Registrant)

Dated: June 19, 2002      By: /s/ David N. Kenneally
                          Name:   David N. Kenneally
                          Title: Senior Vice President - Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit                                                              Sequential
  No.         Document Description                                   Page No.

20.34 Monthly Servicing Report for the May 2002 collection period for CPS Auto Receivables Trust 1998-4.